EXHIBIT (j)
                  Other Material Contracts: Powers of Attorney

                                Power of Attorney

                                 With Respect To

                    Ameritas Variable Life Insurance Company

              Variable Annuity and Variable Life Insurance Products

David C. Moore,

whose signature appears below, constitutes and appoints Donald R. Stading and William J. Atherton, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective November 15, 2002 and remains in effect until revoked or revised.

                                                    /S/ David C. Moore
                                                  ____________________________
                                                        David C. Moore
                                                        Director

                                Power of Attorney

                                 With Respect To

                    Ameritas Variable Life Insurance Company

              Variable Annuity and Variable Life Insurance Products

Garrett P. Ryan,
whose signature appears below, constitutes and appoints Donald R. Stading and William J. Atherton, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective November 15, 2002 and remains in effect until revoked or revised.

                                                      /S/ Garrett P. Ryan
                                                    ____________________________
                                                          Garrett P. Ryan
                                                          Director

                                Power of Attorney

                                 With Respect To

                    Ameritas Variable Life Insurance Company

              Variable Annuity and Variable Life Insurance Products

Melinda S. Urion,
whose signature appears below, constitutes and appoints Donald R. Stading and William J. Atherton, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Variable Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Variable Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective November 15, 2002 and remains in effect until revoked or revised.

                                                     /S/ Melinda S. Urion
                                                   ____________________________
                                                         Melinda S. Urion
                                                         Director